Exhibit 99.6

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                    May, 1998
           Series 1998-03, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                   %                      7.64491
                                                       -------------------------
       Weighted average maturity                                         353.83
                                                       -------------------------

 A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
               Principal Per   Prepayments Per   Interest Per
       Class    Certificate      Certificate      Certificate     Payout Rate
       -----    -----------      -----------      -----------     -----------
       R       $  0.00000000   $   0.00000000  $   0.00000000   %  0.00000000
       PO      $  1.07577408   $   0.21565382  $   0.00000000   %  0.00000000
       A1      $  0.00000000   $   0.00000000  $   5.83333339   %  7.00000006
       A2      $  0.00000000   $   0.00000000  $   5.20833360   %  6.25000032
       A3      $  0.00000000   $   0.00000000  $   5.20833349   %  6.25000019
       A4      $  0.00000000   $   0.00000000  $   5.20833333   %  6.25000000
       A5      $  0.00000000   $   0.00000000  $   5.20833312   %  6.24999974
       A6      $  0.00000000   $   0.00000000  $   5.83333333   %  7.00000000
       A7      $ 27.37538673   $  25.97070276  $   5.69510157   %  6.99999989
       A8      $ 27.37538683   $  25.97070283  $   5.69510167   %  7.00000000
       A9      $  0.00000000   $   0.00000000  $   0.00000000   %  0.00000000
       A10     $  0.00000000   $   0.00000000  $   5.83333303   %  6.99999963
       RL      $  0.00000000   $   0.00000000  $   0.00000000   %  0.00000000
       M       $  0.74957764   $   0.00000000  $   5.82044966   %  6.99999894
       B1      $  0.74957630   $   0.00000000  $   5.82044919   %  6.99999838
       B2      $  0.74957962   $   0.00000000  $   5.82045223   %  7.00000202
       B3      $  0.74957962   $   0.00000000  $   5.82045223   %  7.00000202
       B4      $  0.74957537   $   0.00000000  $   5.82044586   %  6.99999432
       B5      $  0.74957515   $   0.00000000  $   5.82045052   %  7.00000039

       2.      Unanticipated Recoveries:                 $                 0.00
                                                            --------------------

 B.   Accrual Amount
       1.
         Class               Accrual Amount
          N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            64,337.38
                                                            --------------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       298,093,150.54
                                                            --------------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  995
                                                            --------------------
       3.
       Beginning Aggregate    Ending Aggregate        Ending
       Class Certificate     Class Certificate  Single Certificate
Class  Principal Balance     Principal Balance       Balance         Cusip
-----  -----------------     -----------------       -------         -----
R      $             0.00  $            0.00  $           0.00     36157RDX0
PO     $       118,649.87  $      118,520.51  $         985.71     GEC9803PO
A1     $    62,000,000.00  $   62,000,000.00  $       1,000.00     36157RDM4
A2     $    12,470,000.00  $   12,470,000.00  $       1,000.00     36157RDN2
A3     $    21,278,000.00  $   21,278,000.00  $       1,000.00     36157RDP7
A4     $    15,738,000.00  $   15,738,000.00  $       1,000.00     36157RDQ5
A5     $    15,670,000.00  $   15,670,000.00  $       1,000.00     36157RDR3
A6     $     6,981,000.00  $    6,981,000.00  $       1,000.00     36157RDS1
A7     $    33,689,292.53  $   32,744,650.05  $         948.93     36157RDT9
A8     $   117,156,377.06  $  113,871,330.64  $         948.93     36157RDU6
A9     $             0.00  $            0.00  $           0.00     36157RDV4
A10    $    10,900,000.00  $   10,900,000.00  $       1,000.00     36157RDW2
SUP    $   292,992,830.18  $  288,762,175.01  $         948.81     GEC98003S
RL     $             0.00  $            0.00  $           0.00     36157RDY8
M      $     5,480,868.83  $    5,476,751.40  $         997.04     36157RDZ5
B1     $     3,132,067.58  $    3,129,714.66  $         997.04     36157REA9
B2     $     1,566,532.69  $    1,565,355.85  $         997.04     36157REB7
B3     $     1,566,532.69  $    1,565,355.85  $         997.04     36157REC5
B4     $       469,959.81  $      469,606.75  $         997.04     36157RED3
B5     $     1,096,688.51  $    1,095,864.64  $         997.04     36157REE1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             4        Principal Balance $       1,255,919.88
                               --------                      ------------------
       2.   60-89 days
            Number             2        Principal Balance $         883,273.94
                               --------                      ------------------
       3.   90 days or more
            Number             0        Principal Balance $               0.00
                               --------                      ------------------
       4.   In Foreclosure
            Number             0        Principal Balance $               0.00
                               --------                      ------------------
       5.   Real Estate Owned
            Number             0        Principal Balance $               0.00
                               --------                      ------------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $               0.00
                                                             ------------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $        3,139,304.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $          123,439.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $        3,139,304.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------

      F.  Ending Notional Component Balances (if applicable):

           Class                  Ending Notional Balance
        Class A7_1           $                           0.00
       Class A7_2            $                           0.00
       Class A8_1            $                           0.00
       Class A8_2            $                           0.00

     Ending Component Principal Balances (if applicable):

           Class                  Ending Component Balance

       Class A7_1            $                   5,785,385.78
       Class A7_2            $                  26,959,264.27
       Class A8_1            $                  20,118,998.87
       Class A8_2            $                  93,752,331.78